Other income	12 Months Ended
Dec. 31, 2022
Other income
Other income

18. Other Income

	2022	2021	2020

	(€ in thousands)
Grant income	699	1,012	9,307
Other income	66	31	145
	765	1,043	9,452

In June 2020, ProQR received a final waiver of the full amount of the Innovation credit for the Company’s cystic fibrosis program. Consequently, the carrying amount of € 8,423,000, including accumulated interest, was recognized in grant income in 2020.

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (“FFB’), under which FFB has agreed to provide funding of $ 7,500,000 for the preclinical and clinical development of ultevursen for Usher syndrome type 2A targeting mutations in exon 13. FFB grant income amounted to € 594,000 in 2022 compared to € 977,000 in 2021 and € 624,000 in 2020.